Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): September 9, 2004.

ICrystal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

Form 8-K
ICrystal, Inc.
Item 7.01. Regulation FD Disclosure.
Press Release
On September 9, 2004, we issued the press release reproduced below:
ICrystal, Inc. Assigned New Trading Symbol - ICRI.OB
ICRI.OB Trading to Begin at Market Open on Friday, September 10, 2004

BATON ROUGE, La., Sept. 9, 2004 -- ICrystal, Inc. (ICRS) today announced that it has been assigned a new trading symbol - ICRI.OB. The new trading symbol is to become effective at the open of the market on Friday, September 10, 2004.

Forward-Looking Statements

Certain statements in these interviews and news releases may constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties. Although ICrystal believes the statements are reasonable, it can give no assurance that such expectations will prove correct. ICrystal cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

Contact: ICrystal, Inc., Baton Rouge, David Loflin, 225-923-1034
* * * END OF PRESS RELEASE * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: September 9, 2004.	ICRYSTAL, INC.

By:	/s/ DAVID LOFLIN
David Loflin President